SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

      Date of Report: (Date of earliest event reported): September 18, 1996




                           Am-Pac International, Inc.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


                                     33-8964
                            ------------------------
                            (Commission file number)

             Nevada                                       22-7374801
-------------------------------            ------------------------------------
(State or other jurisdiction of
 incorporation                             (I.R.S. Employer Identification No.)


          431 East N. Central Blvd., Suite 900, Orlando, Florida, 32801
          -------------------------------------------------------------
               (Address of principal executive offices) (Zip code)


                                 (407) 841-1350
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 4.     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     In conjunction with a pending acquisition, the independent accountants who previously audited the Registrant's financial statements, Mengel, Metzger, Barr & Co. LLP have been dismissed by vote of the Board of Directors, effective September 18, 1996. The prior accountants report on financial statements for either of the past two years did not contain an adverse opinion or a disclaimer of opinion; nor was it qualified or modified as to uncertainty, audit scope or accounting principles. During the registrant's two most recent fiscal years and the subsequent interim periods preceding the dismissal of Mengel, Metzger, Barr & Co. LLP., there were no disagreements between the Registrant and the former accountant on any matters of accounting principals or practice, financial statement disclosure or auditing scope of procedure, which disagreement, if not resolved to the satisfaction of the former accountant would have caused it to make reference to the subject matter of the disagreement in connection with its report. Furthermore there are no unresolved issues with the prior accountants.

     The Board of Directors of the Registrant appointed H.J. Swart & Company, P.A., of Kissimmee, Florida as the Registrant's new certifying accountants effective September 18, 1996. H.J. Swart was not consulted concerning the application of accounting principals to any specific transaction, either completed or proposed or the type of audit opinion that might be rendered on the registrant's financial statements, nor was a written report provided to the Registrant nor oral advise given by the new accountant regarding important factors considered by the Registrant in reaching its decision as to any accounting, auditing or financial reporting issue. Furthermore there were no matters that were the subject of any disagreement.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

      (c)   Exhibits

            16.1  Letter from Mengel, Metzger, Barr & Co. L.L.P.
                  re:  change of certifying accountant


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          AM-PAC INTERNATIONAL, INC.


                                          By: /s/ Thomas Tedrow
                                          ------------------------------------
Date: January 14, 1997                    Thomas Tedrow
                                          President

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